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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

|X|   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 AUGUST 3, 2007

                                       OR

|_|  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


           FOR THE TRANSITION PERIOD FROM ____________ TO ____________

                        Commission file number: 001-33207

                           UNIVERSAL POWER GROUP, INC.
             (Exact name of registrant as specified in its charter)

             TEXAS                                       75-1288690
(STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

   1720 HAYDEN ROAD, CARROLLTON, TEXAS                      75006
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (469) 892-1122
              (Registrant's telephone number, including area code)

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( SEE General Instruction A.2. below):

[] Written  communications  pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 30, 2007, the Company entered into an Amended and Restated Revolving Credit and Security Agreement with Compass Bank ("Credit Agreement"), effective as of June 19, 2007, which amends and restates the Revolving Credit and Security Agreement with Compass Bank, dated December 14, 2004, including subsequent amendments and extensions thereof (the "Revolving Agreement"). The Credit agreement, among other things: (i) increases the line of credit from $16.0 million to $30.0 million (the "Credit Facility"), (ii) amends the interest rate (payable monthly) for borrowings under the Credit Facility from the LIBOR:
Index Rate, plus 2.00%, to the LIBOR Index Rate plus a sliding range from 1.25% to 2.50% based on quarterly covenant performance, (iii) changes the maturity date of the Credit Facility from its original maturity date of May 5, 2007 plus extensions to July 5, 2012, at which time all outstanding amounts under the Credit Facility will become due and payable. Pursuant to the terms of the Credit Agreement, advances to the Company that are secured by the Company's Eligible Inventory and Eligible Accounts Receivable (as such terms are defined in the Credit Agreement), may be made up to the lesser of (a) $30 million or (b) the sum of (i) 50% of the Company's Eligible Inventory and (ii) 85% of the Company's Eligible Accounts Receivable, not to exceed 1.5 times Eligible Accounts Receivable. Also on July 31, 2007, the guaranty to Compass Bank executed on December 29, 2004 by Zunicom, Inc., the Company's former parent, in connection with the Company's obligations under the Credit Facility, was terminated.

         A copy of the Amended and Restated Revolving Credit and Security Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Revolving Credit and Security Agreement.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information described in Item 1.01 above is hereby incorporated herein by reference.


ITEM 8.01.     OTHER EVENTS.

On August 3, 2007, the Company issued a press release announcing the increase in the line of credit under the Credit Facility.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

         EXHIBIT NO.   DESCRIPTION
         -----------   -----------
             10.1      Amended  and  Restated   Revolving  Credit  and  Security
                       Agreement,  dated July 30, 2007,  between Universal Power
                       Group,   Inc.   and  Compass  Bank  (to  be  provided  by
                       amendment)

             99.1 Press Release dated August 3, 2007 (to be provided by amendment)

                           SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Universal Power Group, Inc
                                              (Registrant)

Dated:  August 3, 2007                        By: /s/ Julie Sansom-Reese
                                                  -----------------------------
                                              Name:   Julie Sansom-Reese
                                              Title:  Chief Financial Officer

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